Exhibit 10.41

BIONANO GENOMICS, INC.

SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

This Second Amendment (this “Amendment”) to that certain Note Purchase Agreement, dated as of February 9, 2018, by and among BIONANO GENOMICS, INC., a Delaware corporation (the “Company”), and the persons and entities named on the Schedule of Investors attached thereto (the “Investors”), as previously amended on April 2, 2018 (the “Purchase Agreement”), is made and entered into as of June 29, 2018 by and among the Company and the Investors listed on the signature pages to this Amendment. Capitalized terms used and not otherwise defined herein shall have the respective meanings given to them in the Purchase Agreement.

RECITALS

WHEREAS, the Company and the Investors have previously entered into the Purchase Agreement;

WHEREAS, Section 10(g) of the Purchase Agreement provides that no amendment of any provision of the Purchase Agreement shall be effective unless in writing and approved by (i) the Company and (ii) the Investors holding at least 60% of the then-outstanding and unpaid principal and interest under all Notes (the “Requisite Investors”); and

WHEREAS, the undersigned constitute the Company and the Requisite Investors.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained in this Amendment and in the Purchase Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Amendment agree as follows:

1. Recitals. The reference to $18,372,132 in the paragraph located under the heading “Recitals” in the Purchase Agreement shall be replaced with $19,372,132.

2. Section 1(a). The reference to “the Additional Closing” in Section 1(a) of the Purchase Agreement shall be replaced with “each Additional Closing”.

“(a) First Closing. Subject to the terms of this Agreement, each Investor agrees, severally and not jointly, to lend to the Company at the First Closing (as defined below) the amount set forth under the heading “First Closing Loan Amount” opposite such Investor’s name on the Schedule of Investors attached hereto as EXHIBIT A against the issuance and delivery by the Company to such Investor of a Convertible Promissory Note for such amount in the form attached hereto as EXHIBIT B-1 with respect to the First Closing, EXHIBIT B-2 with respect to the Berry Closing (as defined below) and EXHIBIT B-3 with respect to the Midcap Closing (as defined below) (as applicable, a “Note” and collectively with any other such notes issued pursuant to this Agreement, the “Notes”). The Investors participating in the First Closing shall be referred to as the “First Closing Investors”.”

3. Section 1(b) of the Purchase Agreement. Section 1(b) of the Purchase Agreement is hereby amended and restated as follows:

“(b) Berry Closing. If the aggregate principal amount of the Notes purchased at the First Closing and the Midcap Closing (as applicable) is collectively less than $19,372,132 (the “Authorized Loan Amount”), then at any time on or before the earliest of the consummation of a Qualified Financing (as defined in the Notes), the filing of a public registration statement with respect to an IPO (as defined in the Notes), Liquidation Event or Deemed Liquidation Event (each as defined in the Notes), or July 31, 2018 (as applicable, the “Berry Closing Outside Date”), or such later date as is approved by the Investors holding at least 60% of the then-outstanding and unpaid principal and interest under all Notes (the “Requisite Investors”), the Company may sell up to the balance of the Authorized Loan Amount not sold at the First Closing and the Midcap Closing (as applicable) in one additional closing (the “Berry Closing”) to Chengdu Berry Genomics Technology Co., Ltd. or its Affiliate (“Berry”); provided, however, that (i) the amount to be sold in the Berry Closing shall not exceed $5,000,000 and (ii) in no case shall the Berry Closing Date (as defined below) take place following the consummation of an IPO. In addition to the other closing conditions set forth in this Agreement, the Additional Closing with Berry shall be subject to (i) Berry’s receipt of internal approval and authorization for the transactions contemplated under the Purchase Agreement, (ii) Berry’s receipt of any and all approvals or notices of record filing from the Ministry of Commerce, State Administration of Foreign Exchange and the National Development and Reform Commission of China, relating to the transactions contemplated under the Purchase Agreement, and (iii) no material adverse effect relating to the Company’s business, properties, assets, or operations, taken as a whole, existing at the time of the Additional Closing with Berry. Upon signing a counterpart signature page to this Agreement and its purchase of a Note at the Additional Closing, Berry shall become a party to this Agreement and shall be deemed to be an “Investor” for all purposes under this Agreement, and the Schedule of Investors attached hereto shall be amended to reflect the amount Berry has agreed to lend the Company in the column entitled “Additional Closing Loan Amount” (such amount, the “Berry Closing Loan Amount”). The loan made at the Additional Closing shall be made on the terms and conditions set forth in this Agreement, and the representations and warranties of the Company set forth in Section 3 hereof and the representations and warranties of the Investors set forth in Section 4 hereof shall speak as of the date of the Additional Closing. Any Note issued pursuant to this Section 1(b) shall be deemed to be a “Note” for all purposes under this Agreement. On the Berry Closing Date, Berry shall lend to the Company at the Additional Closing the amount set forth opposite its name under the column entitled “Additional Closing Loan Amount” on the Schedule of Investors attached hereto (as may be amended as described above) against the issuance and delivery by the Company of a Note for such Berry Closing Loan Amount.”

4. Section 1(c) of the Purchase Agreement. A new Section 1(c) shall be added to the Purchase Agreement as follows:

“(c) Midcap Closing. If the aggregate principal amount of the Notes purchased at the First Closing and the Berry Closing (as applicable) is collectively less than the Authorized Loan Amount, then at any time on or before the earliest of the consummation of a Qualified Financing, Liquidation Event or Deemed Liquidation Event, or July 31, 2018 (as applicable, the “Midcap Closing Outside Date”), or such later date as is approved by the Requisite Investors, the Company may sell up to the balance of the Authorized Loan Amount not sold at the First Closing and the Berry Closing (as applicable) in one additional closing (the “Midcap Closing” and each of the Berry Closing and the Midcap Closing, an “Additional Closing” and each of the First Closing and each Additional Closing, a “Closing”) to MidCap Funding XXVII Trust, a Delaware statutory trust, or an affiliate thereof (“Midcap”); provided, however, that (i) the amount to be sold in the Midcap Closing shall not exceed $1,000,000 and (ii) in no case shall the Midcap Closing Date (as defined below) take place following the consummation of an IPO. Upon signing a counterpart signature page to this Agreement and its purchase of a Note at the Additional Closing, Midcap shall become a party to this Agreement and shall be deemed to be an “Investor” for all purposes under this Agreement, and the Schedule of Investors attached hereto shall be amended to reflect the amount Midcap has agreed to lend the Company in the column entitled “Additional Closing Loan Amount” (such amount, the “Midcap Closing Loan Amount”). The loan made at the Additional Closing shall be made on the terms and conditions set forth in this Agreement, and the representations and warranties of the Company set forth in Section 3 hereof and the representations and warranties of the Investors set forth in Section 4 hereof shall speak as of the date of the Additional Closing. Any Note issued pursuant to this Section 1(b) shall be deemed to be a “Note” for all purposes under this Agreement. On the Midcap Closing Date, Midcap shall lend to the Company at the Additional Closing the amount set forth opposite its name under the column entitled “Additional Closing Loan Amount” on the Schedule of Investors attached hereto (as may be amended as described above) against the issuance and delivery by the Company of a Note for such Midcap Closing Loan Amount.”

5. Section 2(a) of the Purchase Agreement. Section 2(a) of the Purchase Agreement is hereby amended and restated as follows:

“(a) Closing Dates. The closing of the purchase and sale of at least $6,000,000 of the Notes pursuant to Section 1(a) hereof (the “First Closing”) shall be held within five days of the date of this Agreement at the offices of Cooley LLP, 4401 Eastgate Mall, San Diego, California 92121, or at such other time and place as the Company and the First Closing Investors shall agree. The Berry Closing shall be held at any time on or before the Berry Closing Outside Date as the Company and Berry shall agree (such date, the “Berry Closing Date”). The Midcap Closing shall be held at any time on or before the Midcap Closing Outside Date as the Company and Midcap shall agree (such date, the “Midcap Closing Date”).”

6. Section 4(e) of the Purchase Agreement. Section 4(e) of the Purchase Agreement is hereby amended and restated as follows:

“(e) Notwithstanding the provisions of subsection (d) above, no such restriction shall apply to a transfer by an Investor that is (i) a partnership transferring to its partners or former partners in accordance with partnership interests, (ii) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Investor, (iii) a limited liability company transferring to its members or former members in accordance with their interests in the limited liability company, (iv) an Investor transferring to its affiliated venture capital fund, (v) an individual transferring to the Investor’s family member or trust for the benefit of an individual Investor or (vi) to any entity that directly or indirectly controls the Investor, or any entity which is controlled by or is under common control with such controlling entity, in each case, whether through the ownership of voting securities, by contract or otherwise (each such transferee, an “Affiliate” of such Investor); provided, that in each case the Affiliate will agree in writing to be subject to the terms of this Agreement to the same extent as if such Affiliate were an original Investor hereunder (except as provided in the last sentence of Section 4(d)(ii)).”

7. Section 6.2 of the Purchase Agreement. Section 6.2 of the Purchase Agreement is hereby amended and restated as follows:

“Senior Indebtedness. The indebtedness evidenced by this Agreement is subordinated in right and time of payment to the prior payment in full of all amounts due in connection with that certain Credit and Security Agreement, dated June 29, 2018, by and among the Company, Midcap Financial Trust, as agent, and the Lenders listed on the Credit Facility Schedule and their respective successors and assigns attached thereto (as the same may be amended from time to time the “Existing Loan”). Furthermore, the indebtedness evidenced under this Agreement is subject to the terms of the Subordination Agreement, in the form attached hereto as Exhibit D (as amended from time to time in accordance with the terms thereof the “Subordination Agreement”), to be entered into by and among the Company, Midcap Financial Trust and the Investors, and in the event of any conflict between the terms hereof and the Subordination Agreement, the respective terms of the Subordination Agreement shall prevail”

8. List of Exhibits. The “List of Exhibits” attached the Purchase Agreement shall be amended as appropriate to reflect the amendments to the exhibits to the Purchase Agreement as set forth herein.

9. Exhibit B-2 to the Purchase Agreement. Exhibit B-2 to the Purchase Agreement is hereby amended and restated in the form attached to this Amendment as Exhibit B-2.

10. Exhibit B-3 to the Purchase Agreement. Exhibit B-3 to the Purchase Agreement is hereby added as a new exhibit to the Purchase Agreement in the form attached to this Amendment as Exhibit B-3.

11. Exhibit C to the Purchase Agreement. Exhibit C to the Purchase Agreement and the reference thereto under the heading “List of Exhibits” are hereby deleted in their entirety.

12. Exhibit D to the Purchase Agreement. Exhibit D to the Purchase Agreement is hereby amended and restated in the form attached to this Amendment as Exhibit D.

13. Consent to New Indebtedness. In accordance with Section 8 of the Purchase Agreement, the undersigned Requisite Holders hereby consent to the Company entering into the Credit and Security Agreement, dated on or about the date hereof, with Midcap Financial Trust and the other lenders named therein, and the transactions and related agreements contemplated thereby.

14. Effect of Amendment. Except as expressly modified by this Amendment, the Purchase Agreement shall remain unmodified and in full force and effect.

15. Governing Law. This Amendment shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and performed entirely within California, without giving effect to conflict of law principles thereof.

16. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Signatures delivered by facsimile or electronic transmission shall have the same effect as originals.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed this SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT as of the date first written above.

BIONANO GENOMICS, INC.

By:	/s/ R. Erik Holmlin
Name: Erik Holmlin
Title: Chief Executive Officer

IN WITNESS WHEREOF, the undersigned has executed this SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT as of the date first written above.

INVESTOR:

LC HEALTHCARE FUND I, L.P.

By:	/s/ Jafar Wang
Name: Jafar Wang
Title: Managing Director

IN WITNESS WHEREOF, the undersigned has executed this SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT as of the date first written above.

INVESTOR:

ROSY SHINE LIMITED

By:	/s/ Hao Ouyang
Name: Hao Ouyang
Title: Director

EXHIBIT B-2

FORM OF CONVERTIBLE PROMISSORY NOTE AT THE BERRY CLOSING

THIS NOTE AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THIS NOTE AND THE SECURITIES ISSUABLE HEREUNDER IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN NOTE PURCHASE AGREEMENT BY AND BETWEEN THE HOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

THIS NOTE (AND ALL PAYMENT AND ENFORCEMENT PROVISIONS HEREIN) (THE “NOTE”) IS AN UNSECURED OBLIGATION OF THE COMPANY AND IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED AS OF FEBRUARY [7], 2018, BY AND AMONG THE COMPANY, THE HOLDER, WESTERN ALLIANCE BANK AND OTHER PARTIES THERETO (THE “SUBORDINATION AGREEMENT”). IN THE EVENT OF ANY INCONSISTENCY BETWEEN THIS NOTE AND THE SUBORDINATION AGREEMENT, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL CONTROL.

BIONANO GENOMICS, INC.

CONVERTIBLE PROMISSORY NOTE

$[ ]	[ ], 2018

San Diego, California

FOR VALUE RECEIVED, BIONANO GENOMICS, INC., a Delaware corporation (the “Company”), hereby promises to pay to the order of [                ] (the “Holder”), the principal sum of up to $[                ] (the “Loan Amount”), together with accrued and unpaid interest thereon, each due and payable on the date and in the manner set forth below.

This Note is part of a series of similar notes (collectively, the “Notes”) issued pursuant to the terms of that certain Note Purchase Agreement dated as of February [8], 2018, among the Company and the Investors listed on the Schedule of Investors attached thereto as Exhibit A (as may be amended from time to time, the “Purchase Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings given them in the Purchase Agreement.

1.    Maturity Date. Unless converted into equity securities of the Company or repaid pursuant to Sections 5 or 6 hereof, subject to the provisions of Sections 6 and 9 below, the entire outstanding principal balance and all unpaid accrued interest hereof shall, upon written election of the Requisite Investors, become fully due and payable to the Holder on September 30, 2018, or such later date as is approved by the Requisite Investors (the “Maturity Date”).

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2.    Interest. Interest shall accrue on the outstanding principal amount hereof from the date of this Note until payment or conversion in full, which interest shall be payable at the rate of 8% per annum or the Highest Lawful Rate (as defined below), whichever is less. Interest shall be due and payable on the Maturity Date, and shall be calculated on the basis of a 365-day year for the actual number of days elapsed.

3.    Payment. Unless the indebtedness outstanding under this Note is converted in accordance with Sections 5 hereof, payment shall be made in lawful money of the United States to the Holder at the Company’s principal offices or, at the option of the Holder, at such other place in the United States as Holder shall have designated by written notice to the Company. All payments shall be applied first to accrued interest and thereafter to principal and shall be made pro rata among all holders of Notes.

4.    Prepayment. Except as provided in Sections 6 and 9, prepayment by the Company of principal or accrued interest outstanding under this Note may be made only with the prior written consent of the Requisite Investors, and provided that any such prepayment shall be made on a pro rata basis among all of the Notes.

5.    Conversion.

5.1    Conversion at Qualified Financing. Upon the closing of a Qualified Financing (as defined below) before the Maturity Date, if this Note has not been prepaid or converted prior to closing of the Qualified Financing, then all unpaid principal and accrued interest outstanding under this Note (the “Conversion Amount”) shall automatically convert into that number of shares of the Preferred Stock sold by the Company in the Qualified Financing as is equal to the quotient of (x) the Conversion Amount as of the date immediately prior to the initial closing of such Qualified Financing divided by (y) the Conversion Price (as defined below), and on the other terms and conditions provided to investors in the Qualified Financing; provided, however, that such Preferred Stock issued to the Holder shall be participating Preferred Stock (for clarity, with participation by the holders of such Preferred Stock being on a pro rata and as-converted basis, together with the holders of the Company’s Common Stock and any other series of the Company’s participating Preferred Stock, in any remaining proceeds following the payment of all liquidation preferences) and the liquidation preference of each share of such Preferred Stock shall be the greater of (a) the liquidation preference of the Preferred Stock sold by the Company in the Qualified Financing and (b) two and one quarter times the original issue price of such Preferred Stock. “Qualified Financing” shall mean the first equity financing following the date of this Note involving the sale by the Company of its Preferred Stock in which the Company receives an aggregate of at least $15,000,000 in cumulative gross proceeds, excluding conversion of the Conversion Amount under this Note and all other Notes in connection with such financing. “Conversion Price” shall mean 80% of the lowest per share cash purchase price of the Preferred Stock sold by the Company in the Qualified Financing.

5.2    Conversion at Initial Public Offering. If at any time prior to the Maturity Date the Company completes an initial public offering of its Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “IPO”), if this Note has not been prepaid or converted prior to the closing of the IPO, then the Company shall provide to the Holder at least 10 days written notice prior to the closing of the IPO, and the Conversion

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Amount shall automatically convert into that number of shares of Common Stock as is equal to the quotient of (x) the Conversion Amount as of the date immediately prior to the closing of the IPO divided by (y) 80% of the per share cash purchase price of the Common Stock to the public in the IPO.

5.3    Optional Conversion at Maturity Date. If this Note has not been previously converted pursuant to a Qualified Financing or an IPO, then, effective as of the Maturity Date, upon written election of the Requisite Investors, the Conversion Amount shall automatically convert into a number of shares of Series D-2 Preferred (as defined below) as is equal to the quotient of (x) the Conversion Amount as of the Maturity Date divided by (y) the price per share equal to $60,000,000 divided by the aggregate number of outstanding shares of the Company’s Common Stock (the “Common Stock”) as of the Maturity Date (assuming, for purposes of calculating such number of outstanding shares, conversion of all securities convertible into Common Stock and exercise of all outstanding options and warrants (whether vested or unvested) and including all shares reserved for future issuance under authorized but unissued options, but excluding the shares of equity securities of the Company issuable upon conversion of the Notes). Any election by the Requisite Investors to convert the Notes pursuant to this Section 5.3 will be made in writing and delivered to the Company at least five days prior to the Maturity Date. “Series D-2 Preferred” shall mean a newly designated series of Preferred Stock of the Company with rights and preferences equivalent to the most senior then outstanding series of Preferred Stock, which shall be participating Preferred Stock (for clarity, with participation by the holders of such preferred stock being on a pro rata and as-converted basis, together with the holders of the Company’s Common Stock and any other series of the Company’s participating Preferred Stock, in any remaining proceeds following the payment of all liquidation preferences) and the liquidation preference of each share of such Preferred Stock shall be equal to two and one quarter times the original issue price of such Preferred Stock.

6.    Liquidation Event or Deemed Liquidation Event. If at any time prior to the Maturity Date there occurs a Liquidation Event or Deemed Liquidation Event (each as defined in the Company’s Eighth Amended and Restated Certificate of Incorporation, as amended (the “Charter”)), if this Note has not been prepaid or converted prior to the closing of such Liquidation Event or Deemed Liquidation Event, then the Company shall provide to the Holder at least 10 days written notice prior to the closing of such Liquidation Event or Deemed Liquidation Event, and the Notes will become payable contingent upon and concurrently with the successful closing of such Liquidation Event or Deemed Liquidation Event, for an amount equal to (x) 250% of the outstanding principal amount of such Note plus (y) all unpaid interest accrued hereunder as of the date of the Liquidation Event or Deemed Liquidation Event. Notwithstanding the foregoing, none of the following events shall be deemed to be a Liquidation Event or Deemed Liquidation Event: any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof.

7.    Reservation of Shares. In case the Company does not, at the time of conversion of this Note, have sufficient authorized but unissued shares of stock of whatever class or series necessary to properly give effect to the conversion of the Note as outlined above, the Company shall promptly (a) give notice to the Holder and (b) subject to receipt of requisite stockholder approvals (the failure of which shall not be deemed a breach or default under this Note, provided

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that the Company shall make good faith best efforts to secure such approvals), amend its charter documents so as to provide for adequate shares of authorized stock to the appropriate class and/or series.

8.    Termination of Rights. All rights with respect to this Note shall terminate upon a payment or conversion of the Conversion Amount in full, whether or not this Note has been surrendered.

9.    Default. Each of the following events shall be an “Event of Default” hereunder:

(a)     The Company fails to pay timely any of the principal amount due under this Note on the date the same becomes due and payable or any accrued interest or other amounts due under this Note on the date the same becomes due and payable;

(b)     The Company commits a material breach of the representations, warranties or covenants in the Purchase Agreement or any other Loan Document;

(c)     The Company ceases to conduct or carry out the core business of the Company substantially as now conducted;

(d)     The Company files a petition or action for relief under any bankruptcy, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any action in furtherance of any of the foregoing;

(e)     An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within 60 days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company;

(f)     The occurrence of an “event of default” or other event or circumstance under any agreement evidencing any indebtedness for borrowed money which results in the acceleration of, or entitles the holder of such indebtedness to accelerate, the maturity thereof;

(g)     The appointment of a receiver to foreclose the Company’s assets or the initiation of judicial or non-judicial proceedings to enforce collateral rights (such as foreclosure or sale of the Company’s assets) under any agreement evidencing any indebtedness for borrowed money; or

(h)     The dissolution or winding up of the Company, the suspension of its operations, or the taking of any corporate action to effect any of the foregoing.

Upon the occurrence of an Event of Default, all unpaid principal, accrued interest and other amounts owing hereunder shall automatically, be immediately due, payable and collectible by the Holder pursuant to applicable law. Subject to the provisions hereof, the Holder shall have all rights and may exercise any remedies available to it under law, successively or concurrently.

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10.    Fractional Shares. No fractional shares shall be issued upon conversion of this Note, and instead any fractional shares shall be rounded down to the nearest whole share.

11.    No Impairment. Except and to the extent as waived or consented to by the Requisite Investors in accordance with Section 17 below, the Company will not, by amendment of the Charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of any debt or equity securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Note in order to protect the rights of Holder hereunder against impairment.

12.    Highest Lawful Rate. Anything herein to the contrary notwithstanding, if during any period for which interest is computed hereunder, the amount of interest computed on the basis provided for in this Note, together with all fees, charges, and other payments or rights which are treated as interest under applicable law, as provided for herein or in any other document executed in connection herewith, would exceed the amount of such interest computed on the basis of the Highest Lawful Rate (as defined below), the Company shall not be obligated to pay, and the Holder shall not be entitled to charge, collect, receive, reserve, or take, interest in excess of the Highest Lawful Rate, and during any such period the interest payable hereunder shall be computed on the basis of the Highest Lawful Rate. “Highest Lawful Rate” means the maximum non-usurious rate of interest, as in effect from time to time, which may be charged, contracted for, reserved, received, or collected by the Holder in connection with this Note under applicable law. In accordance with this section, any amounts received in excess of the Highest Lawful Rate shall be applied towards the prepayment of principal then outstanding.

13.    Security

13.1    Ranking. Except for the Existing Loan, this Note shall be senior in all respects (including the right of payment) to all other indebtedness of the Company, now or hereafter existing, provided that this Note will rank pari passu with the other Notes issued by the Company.

13.2    Senior Indebtedness. The indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of all amounts due in connection with that certain Loan and Security Agreement dated as of March 8, 2016, by and between the Company and Western Alliance Bank, as amended on December 9, 2016, May 2, 2017 and November 20, 2017 (as may be amended from time to time, the “Existing Loan”). Furthermore, the indebtedness evidenced under this Note is subject to the terms of the Subordination Agreement by and among the Company, Western Alliance Bank and the Holder, and in the event of any conflict between the terms hereof and the Subordination Agreement, the respective terms of the Subordination Agreement shall prevail.

14.    More Favorable Terms. So long as any portion of the Loan Amount and/or any accrued interest thereon remains unpaid and outstanding, if after the date hereof the Company issues any convertible promissory notes to or enters into any note purchase agreement with any lender having any terms and/or conditions that are, individually or in the aggregate, more favorable than the terms and conditions granted to the Holder under this Note or any other Loan Document, then

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the Holder shall have the right to require the Company to amend this Note or any other Loan Document to reflect substantially equivalent terms and conditions in favor of the Holder.

15.    Waiver. Subject to any other provision herein or in the other Loan Documents, the Company hereby waives demand, notice, presentment, protest and notice of dishonor.

16.    Governing Law. This Note shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and performed entirely within California, without giving effect to conflict of law principles thereof.

17.    Successors and Assigns. Neither this Note nor any rights hereunder shall be transferable by the Holder without the prior written consent of the Company, except to an Affiliate of the Holder in accordance with the terms of the Purchase Agreement. Subject to the foregoing, the provisions of this Note shall inure to the benefit of and be binding on any successor to the Company and shall extend to any Holder hereof.

18.    Amendment; Waiver. Any term of this Note may be amended or waived with the written consent of the Company and the Requisite Investors. Any such amendment or waiver so effected by the Company and the Requisite Investors shall be binding on the Holder.

19.    Agreement to be Bound. As a condition to the conversion of the Note, the Holder, if requested by the Company, shall agree in writing to be fully bound by any purchase agreement or investors rights, stockholders, voting or similar agreements applicable to the holders of the Company’s capital stock.

20.    Expenses; Attorney’s Fees. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution and delivery of the Agreement. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Loan Documents, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

21.    Severability. Each of the provisions of this Note is severable. If any such provision is held to be or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, it shall have no effect on any other provisions of this Note and (a) the parties shall use their reasonable efforts to replace such provision with a suitable and equitable provision in order to carry out as closely as is possible, so far as may be valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision and (b) the remainder of this Note and the application of such provision to other persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

22.    Counterparts. This Note may be executed in any number of counterparts, including via facsimile or electronic transmission, each of which shall be an original, but all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the Company has caused this CONVERTIBLE PROMISSORY NOTE to be executed by its duly authorized officer as of the date first written above.

BIONANO GENOMICS, INC.

By:

Name:	R. Erik Holmlin, Ph.D.
Title:	Chief Executive Officer

Acknowledged and Accepted:

[HOLDER]

By:

Name:
Title:

[SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE]

EXHIBIT B-3

FORM OF CONVERTIBLE PROMISSORY NOTE AT THE MIDCAP CLOSING

THIS NOTE AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THIS NOTE AND THE SECURITIES ISSUABLE HEREUNDER IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN NOTE PURCHASE AGREEMENT BY AND BETWEEN THE HOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

THIS NOTE (AND ALL PAYMENT AND ENFORCEMENT PROVISIONS HEREIN) (THE “NOTE”) IS AN UNSECURED OBLIGATION OF THE COMPANY AND IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT DATED AS OF JUNE [__], 2018, BY AND AMONG THE COMPANY, MIDCAP FINANCIAL TRUST, THE HOLDER AND OTHER PARTIES NAMED THEREIN (AS AMENDED FROM TIME TO TIME, THE “SUBORDINATION AGREEMENT”). IN THE EVENT OF ANY INCONSISTENCY BETWEEN THIS NOTE AND THE SUBORDINATION AGREEMENT, THE TERMS OF THE SUBORDINATION AGREEMENT SHALL CONTROL. BIONANO GENOMICS, INC.

CONVERTIBLE PROMISSORY NOTE

$1,000,000	[ ], 2018

San Diego, California

FOR VALUE RECEIVED, BIONANO GENOMICS, INC., a Delaware corporation (the “Company”), hereby promises to pay to the order of MIDCAP FUNDING XXVII TRUST, a Delaware statutory trust (the “Holder”), the principal sum of up to $1,000,000 (the “Loan Amount”), together with accrued and unpaid interest thereon, each due and payable on the date and in the manner set forth below.

This Note is part of a series of similar notes (collectively, the “Notes”) issued pursuant to the terms of that certain Note Purchase Agreement dated as of February 9, 2018, as amended on April 2, 2018 and June [    ], 2018 among the Company and the Investors listed on the Schedule of Investors attached thereto as Exhibit A (as may be amended from time to time, the “Purchase Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings given them in the Purchase Agreement.

1.    Maturity Date. Unless converted into equity securities of the Company or repaid pursuant to Sections 5 or 6 hereof, subject to the provisions of Sections 6 and 9 below, the entire outstanding principal balance and all unpaid accrued interest hereof shall, upon written election of the Requisite

1.

Investors, become fully due and payable to the Holder on September 30, 2018, or such later date as is approved by the Requisite Investors (the “Maturity Date”).

2.    Interest. Interest shall accrue on the outstanding principal amount hereof from the date of this Note until payment or conversion in full, which interest shall be payable at the rate of 8% per annum or the Highest Lawful Rate (as defined below), whichever is less. Interest shall be due and payable on the Maturity Date, and shall be calculated on the basis of a 365-day year for the actual number of days elapsed.

3.    Payment. Unless the indebtedness outstanding under this Note is converted in accordance with Sections 5 hereof, payment shall be made in lawful money of the United States to the Holder at the Company’s principal offices or, at the option of the Holder, at such other place in the United States as Holder shall have designated by written notice to the Company. All payments shall be applied first to accrued interest and thereafter to principal and shall be made pro rata among all holders of Notes.

4.    Prepayment. Except as provided in Sections 6 and 9, prepayment by the Company of principal or accrued interest outstanding under this Note may be made only with the prior written consent of the Requisite Investors, and provided that any such prepayment shall be made on a pro rata basis among all of the Notes.

5.    Conversion.

5.1    Conversion at Qualified Financing. Upon the closing of a Qualified Financing (as defined below) before the Maturity Date, if this Note has not been prepaid or converted prior to closing of the Qualified Financing, then all unpaid principal and accrued interest outstanding under this Note (the “Conversion Amount”) shall automatically convert into that number of shares of the Preferred Stock sold by the Company in the Qualified Financing as is equal to the quotient of (x) the Conversion Amount as of the date immediately prior to the initial closing of such Qualified Financing divided by (y) the Conversion Price (as defined below), and on the other terms and conditions provided to investors in the Qualified Financing; provided, however, that such Preferred Stock issued to the Holder shall be participating Preferred Stock (for clarity, with participation by the holders of such Preferred Stock being on a pro rata and as-converted basis, together with the holders of the Company’s Common Stock and any other series of the Company’s participating Preferred Stock, in any remaining proceeds following the payment of all liquidation preferences) and the liquidation preference of each share of such Preferred Stock shall be the greater of (a) the liquidation preference of the Preferred Stock sold by the Company in the Qualified Financing and (b) two and one quarter times the original issue price of such Preferred Stock. “Qualified Financing” shall mean the first equity financing following the date of this Note involving the sale by the Company of its Preferred Stock in which the Company receives an aggregate of at least $15,000,000 in cumulative gross proceeds, excluding conversion of the Conversion Amount under this Note and all other Notes in connection with such financing. “Conversion Price” shall mean 80% of the lowest per share cash purchase price of the Preferred Stock sold by the Company in the Qualified Financing.

5.2    Conversion at Initial Public Offering. If at any time prior to the Maturity Date the Company completes an initial public offering of its Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “IPO”), if this Note has not been prepaid or converted prior to the closing of the IPO, then the Company shall provide to the Holder at least 10 days written notice prior to the closing of the IPO, and the Conversion Amount shall automatically convert into that number of shares of Common Stock as is equal to the quotient of (x) the Conversion Amount as of the date immediately prior to the closing of the IPO divided by (y) 80% of the per share cash purchase price of the Common Stock to the public in the IPO.

5.3    Optional Conversion at Maturity Date. If this Note has not been previously converted pursuant to a Qualified Financing or an IPO, then, effective as of the Maturity Date, upon written election of the Requisite Investors, the Conversion Amount shall automatically convert into a number of shares of Series D-2 Preferred (as defined below) as is equal to the quotient of (x) the Conversion Amount as of the Maturity Date divided by (y) the price per share equal to $60,000,000 divided by the aggregate number of outstanding shares of the Company’s Common Stock (the “Common Stock”) as of the Maturity Date (assuming, for purposes of calculating such number of outstanding shares, conversion of all securities convertible into Common Stock and exercise of all outstanding options and warrants (whether vested or unvested) and including all shares reserved for future issuance under authorized but unissued options, but excluding the shares of equity securities of the Company issuable upon conversion of the Notes). Any election by the Requisite Investors to convert the Notes pursuant to this Section 5.3 will be made in writing and delivered to the Company at least five days prior to the Maturity Date. “Series D-2 Preferred” shall mean a newly designated series of Preferred Stock of the Company with rights and preferences equivalent to the most senior then outstanding series of Preferred Stock, which shall be participating Preferred Stock (for clarity, with participation by the holders of such preferred stock being on a pro rata and as-converted basis, together with the holders of the Company’s Common Stock and any other series of the Company’s participating Preferred Stock, in any remaining proceeds following the payment of all liquidation preferences) and the liquidation preference of each share of such Preferred Stock shall be equal to two and one quarter times the original issue price of such Preferred Stock.

6.    Liquidation Event or Deemed Liquidation Event. If at any time prior to the Maturity Date there occurs a Liquidation Event or Deemed Liquidation Event (each as defined in the Company’s Eighth Amended and Restated Certificate of Incorporation, as amended (the “Charter”)), if this Note has not been prepaid or converted prior to the closing of such Liquidation Event or Deemed Liquidation Event, then the Company shall provide to the Holder at least 10 days written notice prior to the closing of such Liquidation Event or Deemed Liquidation Event, and the Notes will become payable contingent upon and concurrently with the successful closing of such Liquidation Event or Deemed Liquidation Event, for an amount equal to (x) 200% of the outstanding principal amount of such Note plus (y) all unpaid interest accrued hereunder as of the date of the Liquidation Event or Deemed Liquidation Event. Notwithstanding the foregoing, none of the following events shall be deemed to be a Liquidation Event or Deemed Liquidation Event: any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof.

7.    Reservation of Shares. In case the Company does not, at the time of conversion of this Note, have sufficient authorized but unissued shares of stock of whatever class or series necessary to properly give effect to the conversion of the Note as outlined above, the Company shall promptly (a) give notice to the Holder and (b) subject to receipt of requisite stockholder approvals (the failure of which shall not be deemed a breach or default under this Note, provided that the Company shall make good faith best efforts to secure such approvals), amend its charter documents so as to provide for adequate shares of authorized stock to the appropriate class and/or series.

8.    Termination of Rights. All rights with respect to this Note shall terminate upon a payment or conversion of the Conversion Amount in full, whether or not this Note has been surrendered.

9.    Default. Each of the following events shall be an “Event of Default” hereunder:

(a)    The Company fails to pay timely any of the principal amount due under this Note on the date the same becomes due and payable or any accrued interest or other amounts due under this Note on the date the same becomes due and payable;

(b)    The Company commits a material breach of the representations, warranties or covenants in the Purchase Agreement or any other Loan Document;

(c)    The Company ceases to conduct or carry out the core business of the Company substantially as now conducted;

(d)    The Company files a petition or action for relief under any bankruptcy, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any action in furtherance of any of the foregoing;

(e)    An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within 60 days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company;

(f)    The occurrence of an “event of default” or other event or circumstance under any agreement evidencing any indebtedness for borrowed money which results in the acceleration of, or entitles the holder of such indebtedness to accelerate, the maturity thereof;

(g)    The appointment of a receiver to foreclose the Company’s assets or the initiation of judicial or non-judicial proceedings to enforce collateral rights (such as foreclosure or sale of the Company’s assets) under any agreement evidencing any indebtedness for borrowed money; or

(h)    The dissolution or winding up of the Company, the suspension of its operations, or the taking of any corporate action to effect any of the foregoing.

Upon the occurrence of an Event of Default, all unpaid principal, accrued interest and other amounts owing hereunder shall automatically, be immediately due, payable and collectible by the Holder pursuant to applicable law. Subject to the provisions hereof, the Holder shall have all rights and may exercise any remedies available to it under law, successively or concurrently.

10.    Fractional Shares. No fractional shares shall be issued upon conversion of this Note, and instead any fractional shares shall be rounded down to the nearest whole share.

11.    No Impairment. Except and to the extent as waived or consented to by the Requisite Investors or Holder, as applicable, in accordance with Section 18 below, the Company will not, by amendment of the Charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of any debt or equity securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Note in order to protect the rights of Holder hereunder against impairment.

12.    Highest Lawful Rate. Anything herein to the contrary notwithstanding, if during any period for which interest is computed hereunder, the amount of interest computed on the basis provided for in this Note, together with all fees, charges, and other payments or rights which are treated as interest under applicable law, as provided for herein or in any other document executed in connection herewith, would exceed the amount of such interest computed on the basis of the Highest Lawful Rate (as defined below), the Company shall not be obligated to pay, and the Holder shall not be entitled to charge, collect, receive, reserve, or take, interest in excess of the Highest Lawful Rate, and during any such period the interest payable hereunder shall be computed on the basis of the Highest Lawful Rate. “Highest Lawful Rate” means the maximum non-usurious rate of interest, as in effect from time to time, which may be charged, contracted for, reserved, received, or collected by the Holder in connection with this Note under applicable law. In accordance with this section, any amounts received in excess of the Highest Lawful Rate shall be applied towards the prepayment of principal then outstanding.

13.    Security

13.1    Ranking. Except for the Existing Loan, this Note shall be senior in all respects (including the right of payment) to all other indebtedness of the Company, now or hereafter existing, provided that this Note will rank pari passu with the other Notes issued by the Company.

13.2    Senior Indebtedness. The indebtedness evidenced by this Note is subordinated in right and time of payment to the prior payment in full of all amounts due in connection with that certain Credit and Security Agreement dated as of June [    ], 2018, by and among the Company, Midcap Financial Trust, as agent, and the Lenders listed on the Credit Facility Schedule attached thereto and their respective successors and assigns (as may be amended from time to time, the “Loan Agreement”). Furthermore, the indebtedness evidenced under this Note is subject to the terms of the Subordination Agreement, and in the event of any conflict between the terms hereof and the Subordination Agreement, the respective terms of the Subordination Agreement shall prevail.

14.    More Favorable Terms. So long as any portion of the Loan Amount and/or any accrued interest thereon remains unpaid and outstanding, if after the date hereof the Company issues any convertible promissory notes to or enters into any note purchase agreement with any lender having any terms and/or conditions that are, individually or in the aggregate, more favorable than the terms and conditions granted to the Holder under this Note or any other Loan Document, then the

Holder shall have the right to require the Company to amend this Note or any other Loan Document to reflect substantially equivalent terms and conditions in favor of the Holder.

15.    Waiver. Subject to any other provision herein or in the other Loan Documents, the Company hereby waives demand, notice, presentment, protest and notice of dishonor.

16.    Governing Law. This Note shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and performed entirely within California, without giving effect to conflict of law principles thereof.

17.    Successors and Assigns. Neither this Note nor any rights hereunder shall be transferable by the Holder without the prior written consent of the Company, except to an “affiliate” (as defined below) of the Holder in accordance with the terms of the Purchase Agreement (as in effect on the date hereof) applicable to “Affiliate” transfers thereunder. Subject to the foregoing, the provisions of this Note shall inure to the benefit of and be binding on any successor to the Company and shall extend to any Holder hereof. For purposes of this Section 17, the term “affiliate” shall mean with respect to Holder (i) any entity that directly or indirectly controls the Holder, and (ii) any entity which is controlled by or is under common control with such controlling entity, in each case, whether through the ownership of voting securities, by contract or otherwise.

18.    Amendment; Waiver. This Note may not be amended nor any provision herein waived without the written consent of the Company and the Requisite Investors and any such amendment or waiver so effected by the Company and the Requisite Investors shall be binding on the Holder; provided that without the written consent of Holder, no such amendment or waiver may (a) affect Holder in a disproportionate manner relative to the other holders of Notes, (b) reduce the principal amount payable pursuant to this Note or the interest rate applicable to this Note, (c) extend the Maturity Date or otherwise change the time for payment of principal or interest on the Note, (d) have the effect of decreasing the amount of shares or changing the type of shares into which this Note is convertible or changing the timing or conditions with respect to such conversion, (e) lower the percentage of the aggregate principal amount of outstanding Notes required to approve any amendment of the Purchase Agreement or the Notes or (f) alter the consent rights of the Holder pursuant to this Section 18.

19.    Agreement to be Bound. As a condition to the conversion of the Note, the Holder, if requested by the Company, shall agree in writing to be fully bound by any purchase agreement or investors rights, stockholders, voting or similar agreements applicable to the holders of the Company’s capital stock.

20.    Expenses; Attorney’s Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Loan Documents, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

21.    Severability. Each of the provisions of this Note is severable. If any such provision is held to be or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, it shall have no effect on any other provisions of this Note and (a) the parties shall use their reasonable efforts to replace such provision with a suitable and equitable provision in order to carry out as closely as is possible, so far as may be valid and enforceable, the intent and purpose of such illegal, invalid or unenforceable provision and (b) the remainder of this Note and the application of such provision to other persons or circumstances shall not be affected by such illegality, invalidity or unenforceability, nor shall such illegality, invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

22.    Counterparts. This Note may be executed in any number of counterparts, including via facsimile or electronic transmission, each of which shall be an original, but all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the Company has caused this CONVERTIBLE PROMISSORY NOTE to be executed by its duly authorized officer as of the date first written above.

BIONANO GENOMICS, INC.

By:

Name:	R. Erik Holmlin, Ph.D.
Title:	Chief Executive Officer

Acknowledged and Accepted:

MIDCAP FUNDING XXVII TRUST

By:

Name:
Title:

[SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE]

25

EXHIBIT D

FORM OF SUBORDINATION AGREEMENT